Exhbit 99.1

SANTA TERESA MINERALS S.A.

AUDITED FINANCIAL STATEMENTS

For the Periods Ended

November 30, 2010, and December 2009 – 2008

As of December 15, 2010

GENERAL DEL CANTO 105 OFICINA 701 FONOS (56-2) 469.21.37 – 469.21.38 /  FAX : 469.21.47 - PROVIDENCIA e-mail: integralservice@123.cl

INDEPENDENT AUDITOR’S REPORT

To the sole member:

Santa Teresa Minerals S.A.

We have audited the accompanying balance sheets of Santa Teresa Minerals S.A., (the Company) a mining services company, as of November 30, 2010, December 31, 2009 and December 31, 2008 and the related statements of operations, members equity and cash flows for the years then ended and for the period of inception (July 27, 2008) through November 30, 2010.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Chile.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   An audit also includes assessing the accounting principals used and significant estimates made by management as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Santa Teresa Minerals S.A., as of November 30, 2010, December 31, 2009 and December 31, 2008 and the results of its operations and cash flows for the years then ended and for the period from inception (July 27, 2008) through November 30, 2010, in conformity with accounting principals generally accepted in the United States of America and Chile.

/s/Integral Service

Integral Service
Asesoria Tributarias Contables y Prevencion de Riesgos.
December 15, 2010

GENERAL DEL CANTO 105 OFICINA 701 FONOS (56-2) 469.21.37 – 469.21.38 /  FAX : 469.21.47 - PROVIDENCIA e-mail: integralservice@123.cl

Santa Teresa Minerals, S.A.
(a Mining Services Company)
Balance Sheets

	For the Eleven Months Ended 30-Nov-10	For the Year Ended 31-Dec-09	For the Year Ended 31-Dec-08
Assets
Current Assets
Cash	$44,987	$62,404	$46,527
Accounts receivable	9,762
Total Current Assets	54,749	62,404	46,527

Property and Equipment, net	3,729,247	2,256,290	887,358

Total Assets	3,783,996	2,318,694	933,885

Liabilities
Curent Liabilities
Accounts payable	15,012	8,370	3,947
Current portion of long term debt	140,280	67,519	13,564
Total Current Liabilities	155,292	75,889	17,511

Long Term Liabilities
Debt to related parties	1,087,000	1,087,000	891,661
Other long term debt	1,313,634	1,091,672	38,153
Total Long Term Liabilities	2,400,634	2,178,672	929,814

Total Liabilities	2,555,926	2,254,561	947,325

Members Equity
Member contributions during development stage	1,699,490	219,261	71,214
Losses accumulated during development stage	(471,420)	(155,128)	(84,654)

Total Members Equity	1,228,070	64,133	(13,440)

Total Liabilities and Members Equity	$3,783,996	$2,318,694	$933,885

See Notes to Financial Statements

GENERAL DEL CANTO 105 OFICINA 701 FONOS (56-2) 469.21.37 – 469.21.38 /  FAX : 469.21.47 - PROVIDENCIA e-mail: integralservice@123.cl

Santa Teresa Minerals, S.A.
(a Mining Services Company)
Statements of Operations

	For the Eleven Months Ended 30-Nov-10	For the Year Ended 31-Dec-09	For the Year Ended 31-Dec-08	From Inception Through 30-Nov-10
Revenue	$—	$—	$—	$—

Operating Expenses
Selling	4,844	4,844
General and administrative	298,133	70,474	84,654	453,261
Legal and accounting	11,631	11,631

Total Expenses	314,608	70,474	84,654	469,736

Loss from Operations	(314,608)	(70,474)	(84,654)	(469,736)

LLC Fees	1,684	1,684
Losses Accumulated During Development Stage	$(316,292)	$(70,474)	$(84,654)	$(471,420)

See Notes to Financial Statements

GENERAL DEL CANTO 105 OFICINA 701 FONOS (56-2) 469.21.37 – 469.21.38 /  FAX : 469.21.47 - PROVIDENCIA e-mail: integralservice@123.cl

Santa Teresa Minerals, S.A.
(a Mining Services Company)
Statements of Members Equity (Deficit)
For the Years Ended December 31, 2008, December 31, 2009 and the Period Ended November 30, 20102

	Development Stage Member Contributions	Development Stage Accumulated Loss	Total
Inception (July 27, 2008)

Member Contributions	$71,214		$71,214
Net Loss		(84,654)	(84,654)

Members Deficit - December 31, 2008	71,214	(84,654)	(13,440)

Member Contributions	148,047		148,047
Net Loss		(70,474)	(70,474)

Members Equity - December 31, 2009	219,261	(155,128)	64,133

Member Contributions	1,480,229		1,480,229
Net Loss		(316,292)	(316,292)

Members Equity - November 30, 2010	$1,699,490	$(471,420)	$1,228,070

See Notes to Financial Statements

GENERAL DEL CANTO 105 OFICINA 701 FONOS (56-2) 469.21.37 – 469.21.38 /  FAX : 469.21.47 - PROVIDENCIA e-mail: integralservice@123.cl

Santa Teresa Minerals, S.A.
(a Mining Services Company)
Statements of Cash Flows

	For the Eleven Months Ended 30-Nov-10	For the Year Ended 31-Dec-09	For the Year Ended 31-Dec-08	From Inception Through 30-Nov-10
Cash Flows from Operating Activities
Net loss	$(316,292)	$(70,474)	$(84,654)	$(471,420)
Depreciation	12,694	4,325	2,309	19,328
Accounts receivable	(9,762)	—	(9,762)
Accounts payable and accrued liabilities	—	(167,519)	(167,519)
Net cash used by operating activities	(313,360)	(233,668)	(82,345)	(629,373)

Cash Flows from Investing Activities
Purchase of property and equipment	(1,485,651)	(1,373,257)	(889,667)	(3,748,575)
Net cash used by investing activities	(1,485,651)	(1,373,257)	(889,667)	(3,748,575)

Cash Flows from Financing Activities
Notes and loans	301,365	1,474,755	947,325	2,723,445
Member contributions	1,480,229	148,047	71,214	1,699,490
Net cash provided by financing activities	1,781,594	1,622,802	1,018,539	4,422,935

Net Increase (Decrease) in Cash	$(17,417)	$15,877	$46,527	$44,987

Cash at Beginning of Year (Period)	$62,404	$46,527	$—	$—
Cash at End of Year (Period)	$44,987	$62,404	$46,527	$44,987

See Notes to Financial Statements

GENERAL DEL CANTO 105 OFICINA 701 FONOS (56-2) 469.21.37 – 469.21.38 /  FAX : 469.21.47 - PROVIDENCIA e-mail: integralservice@123.cl

SANTA TERESA MINERALS, S.A.
Notes to Financial Statements
 November 30, 2010 and December 31, 2009 and 2008

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of SANTA TERESA MINERALS, S.A. (the Company) is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, who is responsible for their integrity and objectivity. These accounting policies adjust to the generally accepted principles of accounting in United States of America and Chile, and they have been consistently applied in the preparation of the financial statements.  These financial statements have been presented in US $.

Nature of Operations

The company was formed as a limited liability company on July 27, 2008 under the laws of the Presidentialist Republic of Chile.  Since its inception, the company has established alliances with other Mining companies with the objective of an environment friendly, responsible operation in the mining procedures.

Use of Estimates

The preparation of financial statements according to the generally accepted principles of accounting in United States and Chile requires the use of estimates based on management’s knowledge and experience.  Due to their prospective nature, actual results could differ from those estimates.

 Cash Flow Information

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with maturities of three months or less to be cash equivalents.

Subsequent Events

Management has evaluated subsequent events after the 30 of November 2010, the date the financial statements were available through the date of this report.

GENERAL DEL CANTO 105 OFICINA 701 FONOS (56-2) 469.21.37 – 469.21.38 /  FAX : 469.21.47 - PROVIDENCIA e-mail: integralservice@123.cl

Property and Equipment

Property and equipment are stated at cost.  Land is not depreciated.  Property and equipment are depreciated using the straight-line method for financial reporting purposes based on the following estimated useful lives:

Years
Office equipment	5-7
Furniture and fixtures	7-10
Computer equipment	2-4
Transportation equipment	5-7
Office improvements	15-20

Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance, repairs and minor replacements are charged to operations as incurred.

Advertising Costs

The advertising costs of the company are not considered part of the direct costs as there have been no advertising costs incurred.

Income Taxes

The company will be responsible for paying 17% tax on the taxable net income.  Because of the historical losses incurred by the Company, no income tax has been paid or accrued to date.

2.	PROPERTY AND EQUIPMENT

The property and equipment net of depreciation are summarized by decreasing importance as it follows:

GENERAL DEL CANTO 105 OFICINA 701 FONOS (56-2) 469.21.37 – 469.21.38 /  FAX : 469.21.47 - PROVIDENCIA e-mail: integralservice@123.cl

	11/30/2010	12/31/2009	12/31/2008

Mining Property/Land	3,255,875	1,898,123	774,663
Office equipment	113,879	81,325	22,751
Furniture and fixtures	109,851	90,365	28,351
Computer equipment	56,584	33,654	21,358
Transportation equipment	114,071	94,125	20,325
Office improvements	78,987	58,698	19,910
Total property and equipment	$3,729,247	$2,256,290	$887,358

The depreciation cost was related to the characteristic of the equipment, and was $12,694 for the eleven months ended November 30, 2010; $4,325 for the year ended December 31, 2009 and $2,309 for the year ended December 31, 2008 for a cumulative depreciation expense of $19,328 since inception.

3.	RELATED PARTY TRANSACTIONS

The Company is economically dependent upon the Sole Member for making capital contributions as needed to fund the Company’s operations.  Capital contributions by the Sole Member were $1,480,229 for the eleven months ended November 30, 2010; $148,047 for the year ended December 31, 2009 and $71,214 for the year ended December 31, 2008 for a cumulative capital contribution of $1,699,490 since inception.

4.	COMMITMENTS AND CONTINGENCIES

The Company has entered into contracts with the following entities:

•	Contractual society Mining “Mining Company Casuto”

Santa Teresa Minerals S.A. has a 55.125% of the society that is 1,000 actions.
Its capital share is $119,660.

•	Contractual society Mining “Los Azules”

Santa Teresa Minerals S.A. has a 55.125% of the society that is of 1,000 action.
Its capital share is $99,717.

•	Legal society Mining “Tauro Cinco”

Santa Teresa Minerals S.A. has a 55.125% of the society that is 100 actions.

GENERAL DEL CANTO 105 OFICINA 701 FONOS (56-2) 469.21.37 – 469.21.38 /  FAX : 469.21.47 - PROVIDENCIA e-mail: integralservice@123.cl

•	Legal society Mining “Tauro Seis”

Santa Teresa Minerals S.A. has a 55.125% of the society that is 100 actions.

It hasn’t share capital because they are Mining Legal Societies, however the participation of Santa Teresa Minerals S.A. is equivalent to the purchase of $79,773.

•	Chipi 1 rol N° 04303-0924-2

•	Chipi 2 rol N° 04303-0925-0

•	Chipi 3 rol N° 04303-0926-9

•	Chipi 4 rol N° 04303-0927-7

•	Chipi 5 rol N° 04303-0928-5

•	Chipi 6 rol N° 04303-0929-3

•	Chipi 7 rol N° 04303-0930-7

•	Chipi 8 rol N° 04303-0931-5

•	Chipi 9 rol N° 04303-0932-3

•	Chipi 10 rol N° 04303-0933-1

•	Chipi 11 rol N° 04303-0934-k

•	Chipi 12 rol N° 04303-0935-8

•	Chipi 13 rol N° 04303-0336-6

•	Chipi 14 rol N° 04303-0937-4

•	Chipi 15 rol N° 04303-0938-2

•	Chipi 16 rol N° 04303-0939-0

GENERAL DEL CANTO 105 OFICINA 701 FONOS (56-2) 469.21.37 – 469.21.38 /  FAX : 469.21.47 - PROVIDENCIA e-mail: integralservice@123.cl

All 100%  property of Santa Teresa Minerals S.A.

There is no share capital since they are exploration petitions.

•	Contractual society Mining “Free Gold”

Santa Teresa Minerals S.A. is owner of 50% of the total of 1,000 actions.

Its share capital is $19,943.

•	Society Sulfatos Chile S.A.

Santa Teresa Minerals is owner of 60% of a total of 10,000 actions.

Its share capital is $39,887.

●	Fast Cooper S.A.

Santa Teresa Minerals S.A. is owner of 60% of a total of 10,000 actions.

Its share capital is $159,547.

5.	SUBSEQUENT EVENTS

Subsequent to the date of this report the Company’s sole member has signed a share exchange agreement with the North American company “USD Energy Corp.” (who has made a Capital contribution of $1,000.000) to exchange 100% of the Company’s outstanding shares for 25,500,000 shares of USD Energy Corp.

GENERAL DEL CANTO 105 OFICINA 701 FONOS (56-2) 469.21.37 – 469.21.38 /  FAX : 469.21.47 - PROVIDENCIA e-mail: integralservice@123.cl